Exhibit 10.2

FIRST AMENDMENT TO INDEMNIFICATION AGREEMENT, dated December 6, 2006 (this “Amendment”), among CDRV Investors, Inc., a Delaware corporation (“Investors”), CDRV Investment Holdings Corporation, a Delaware corporation (“CDRV Investment Holdings Corporation”), CDRV Holdings, Inc., a Delaware corporation (“Holdings”), VWR International, Inc., a Delaware corporation (“VWR”), Clayton, Dubilier & Rice, Inc., a Delaware corporation (“CD&R”), and Clayton, Dubilier & Rice Fund VI Limited Partnership, a Cayman Islands exempted limited partnership (“CD&R Fund VI”).

W I T N E S S E T H:

WHEREAS, Investors, Holdings, VWR, CD&R and CD&R Fund VI are parties to the Indemnification Agreement, dated as of April 7, 2004 (the “Indemnification Agreement”);

WHEREAS, in connection with the issuance and sale of its Senior Floating Rate Notes due 2011 and pursuant to the Assignment and Assumption Agreement, dated the date hereof, between Investors and CDRV Investment Holdings Corporation, Investors is transferring to CDRV Investment Holdings Corporation substantially all its assets; and

WHEREAS, in consideration of such transfer and in accordance with the terms of the Indemnification Agreement, the parties hereto wish to add CDRV Investment Holdings Corporation as a party by amending the Indemnification Agreement as provided in this Amendment;

NOW, THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.             CDRV Investment Holdings Corporation shall hereby become a party to the Indemnification Agreement as of the execution and delivery of this Amendment.  Each of Investors, Holdings, VWR, CD&R and CD&R Fund VI shall remain a party to the Indemnification Agreement and confirms its agreements thereunder.

2.             Effective on the execution and delivery of this Amendment, the term “Investors, Holdings” shall be replaced by the term “Investors, CDRV Investment Holdings Corporation, Holdings” where it appears in Section 1(c) of the Indemnification Agreement, the term “Holdings” shall be replaced by the term “CDRV Investment Holdings Corporation, Holdings” each time it appears in Sections 2 through 10 of the Indemnification Agreement, and the term “Investors” shall continue to mean CDRV Investors, Inc. for purposes of the Indemnification Agreement.

3.             Except as expressly amended hereby, the Indemnification Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall remain in full force and effect.

4.             This Amendment shall be governed in all respects, including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflicts of laws to the extent such principles would require or permit the application of the laws of another jurisdiction.  This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Amendment this 6th day of December, 2006.

CDRV INVESTORS, INC.

By:	/s/ George Van Kula
	Name:	George Van Kula
	Title:	Senior Vice President, General Counsel and Secretary

CDRV INVESTMENT HOLDINGS CORPORATION

By:	/s/ George Van Kula
	Name:	George Van Kula
	Title:	Senior Vice President, General Counsel and Secretary

CDRV HOLDINGS, INC.

By:	/s/ George Van Kula
	Name:	George Van Kula
	Title:	Senior Vice President, General Counsel and Secretary

VWR INTERNATIONAL, INC.

By:	/s/ George Van Kula
	Name:	George Van Kula
	Title:	Senior Vice President, General Counsel and Secretary

CLAYTON, DUBILIER & RICE, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary

CLAYTON, DUBILIER & RICE FUND VI LIMITED PARTNERSHIP

By:	CD&R Associates VI Limited Partnership, its general partner

	By:	CD&R Investment Associates VI, Inc., its general partner

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President, Treasurer and Assistant Secretary